EXHIBIT 23.1

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in registration statement No. 33-54881 of our report dated January 22, 1997 included in Halliburton Company's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                            /s/  Arthur Andersen LLP
                                            ---------------------------
                                                 ARTHUR ANDERSEN LLP

Dallas, Texas
May 15, 1997